Exhibit 99.1

N e w s R e l e a s e

Contacts:

At InSight:

Bret W. Jorgensen

President & CEO

Mitch C. Hill

Executive Vice President & CFO

(949) 282-6000

Pairelations, LLC
Susan J. Lewis, 303-804-0494
slewis@pairelations.com

INSIGHT HEALTH SERVICES HOLDINGS CORP.
ANNOUNCES EXTENSION OF EXCHANGE OFFER

LAKE FOREST, Calif.  …  May 29, 2007  …  InSight Health Services Holdings Corp. (“InSight”) today announced that the offer to exchange shares of InSight’s common stock for up to $194.5 million aggregate principal amount of 9 7/8% Senior Subordinated Notes due 2011 (the “Notes”) of InSight’s wholly owned subsidiary, InSight Health Services Corp., has been extended and will now expire at 5:00 p.m., New York City time, on July 31, 2007, unless further extended.  The terms of the exchange offer remain the same and are described in the amended prospectus and solicitation statement filed with the Securities and Exchange Commission on May 2, 2007.  InSight commenced the exchange offer on March 21, 2007.  As of May 21, 2007, approximately $163.5 million of Notes had been tendered to the exchange agent.

This announcement is not an offer to exchange or a solicitation of an offer to exchange with respect to any of the Notes.  The exchange offer is subject to the terms and conditions set forth in the amended prospectus and solicitation statement dated May 2, 2007, as amended or supplemented from time to time.  InSight urges investors and security holders to read its exchange offer materials, including the amended prospectus and solicitation statement and related materials, because they contain important information about the exchange offer.

Forward-Looking Statements

The foregoing contains forward-looking statements regarding InSight. They reflect InSight’s current views with respect to current events and financial performance, are subject to many risks, uncertainties and factors relating to InSight’s operations and business environment which may cause the actual results of InSight to be materially different from any future results, express or implied by such forward-looking statements. InSight intends that such forward-looking statements be subject to the Safe Harbor created by Section 27(a) of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. The words and phrases “expect,” “estimate,” and “anticipate” and similar expressions identify forward-looking statements. Certain factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: (i) InSight’s ability to successfully complete a capital restructuring in a timely manner; (ii) uncertainty of InSight’s liquidity and ability to continue as a going concern; (iii) overcapacity and competition in InSight’s markets; (iv) reductions, limitations and delays in reimbursement by third-party payors; (v) contract renewals and financial stability of customers; (vi) conditions within the healthcare environment; (vii) the potential for rapid and significant changes in technology and their effect on InSight’s operations; (viii) operating, legal, governmental and regulatory risks; (ix) economic, political and competitive forces affecting InSight’s business; and (x) InSight’s ability to successfully integrate acquisitions.

Other risk factors are listed from time to time in InSight’s Securities and Exchange Commission registration statements and reports, including, but not limited to, the registration statement filed with the Securities and Exchange Commission. If any of these risks or uncertainties materializes, or if any of InSight’s underlying assumptions is incorrect, InSight’s actual results may differ from the results that InSight expresses or implies by any of its forward-looking statements. InSight disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

About InSight

InSight, headquartered in Lake Forest, California, is a nationwide provider of diagnostic imaging services.  It serves managed care entities, hospitals and other contractual customers in over 30 states, including the following targeted regional markets:  California, Arizona, New England, the Carolinas, Florida and the Mid-Atlantic states.  InSight’s network consisted of 104 fixed-site centers and 109 mobile facilities as of March 31, 2007.

For more information, please visit www.insighthealth.com.